SEMI-ANNUAL REPORT

[Graphic]

JOHN F. DONAHUE

President

Federated Stock and Bond Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Stock and Bond Fund, Inc., which is in its 65th year of operation. The fund's assets were $274.6 million as of April 30, 1999, and its 86 high-quality stocks were balanced by 93 high-quality bond issues. The fund's stock and bond professionals manage and select the portfolio for growth of principal and income.

This report covers the first half of the fund's fiscal year which is the six-month period from November 1, 1998 through April 30, 1999. It begins with an interview with Michael P. Donnelly, Senior Vice President, who co-manages the fund with Joseph Balestrino, Senior Vice President, both of Federated Investment Management Company. Following their discussion, detailing both the stock and bond markets and the fund's strategies, are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings, and third is the publication of the fund's financial statements.

Federated Stock and Bond Fund, Inc. gives shareholders the opportunity to participate in two fundamental financial markets. This balanced approach to stock and bond investing helps to reduce risk in uncertain economic times as you pursue growth of capital and income. The fund's balanced portfolio of more than 170 stock and bond issues reflects an emphasis on diversification and quality. At the end of the reporting period, approximately 60% of the fund's assets were allocated to stocks with 30% in bonds. As of April 30, 1999, the fund's three largest stock positions were Sun Microsystems, Inc., Lexmark International Group and Bristol-Meyers Squibb Co. - easily recognizable names. Our bond portfolio's top bond holdings were in U.S. Treasuries and CNA Financial Corp., Deb., 7.25% due 11/15/2023.

Amid a stock market that continued its upward momentum and a slightly negative bond market due to a higher interest rate environment, the fund produced positive total returns through good income distributions and a modest increase in share price. Individual share class total return performance for the six-month reporting period, including capital appreciation, realized gains and income distributions, follows. 1


                                INCOME

                 TOTAL RETURN   DISTRIBUTIONS   CAPITAL GAINS   NET ASSET VALUE INCREASE
Class A Shares   9.49%          $0.27           $0.90           $19.14 to $19.71 = 3%
Class B Shares   9.10%          $0.20           $0.90           $19.10 to $19.67 = 3%
Class C Shares   9.06%          $0.20           $0.90           $19.07 to $19.63 = 3%


Thank you for participating in the growth and income potential of Federated Stock and Bond Fund, Inc. Remember, if you are not already doing so, it is easy to increase your participation in the performance potential of this diversified stock and bond portfolio by reinvesting your quarterly earnings automatically in additional fund shares.

As always, we welcome your comments, questions and suggestions.

Sincerely,

[Graphic]

John F. Donahue
President
June 15, 1999

1 Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the period for Class A, B, and C Shares, based on offering price (i.e., less any applicable sales charge), were 3.49%, 3.60%, and 8.06%, respectively.

[Graphic]

MICHAEL P. DONNELLY

Senior Vice President
Federated Investment Management Company

[Graphic]

JOSEPH BALESTRINO

Senior Vice President
Federated Investment Management Company

Investment Review

[Shareholders' Note: This fund is jointly managed by Mr. Donnelly, who is primarily responsible for the stock portion of the fund's portfolio, and Mr. Balestrino, who is primarily responsible for the bond portion of the fund's portfolio.]

WHAT ARE YOUR COMMENTS ON THE STOCK AND BOND MARKETS DURING THE FIRST HALF OF THE FUND'S FISCAL YEAR?

STOCKS

The six-month reporting period ended April 30, 1999, provided equity investors with another solid period of returns, as evidenced by the Standard & Poor's ("S&P") 500 Index's total return of 22.32%. 1 A healthy economy, subdued inflation, and continued euphoric investor sentiment drove the market's returns. This investor sentiment allowed the equity markets to absorb a 50 basis point increase in long-term interest rates without any negative consequences.

The reporting period started with the continuation of the disturbing trends of narrow market participation and poor breadth. However, at the beginning of April 1999, these trends reversed dramatically as cyclical and value stocks rallied dramatically. These signals showed that the fears of a global economic recession, which haunted the markets last summer, are now history. This improvement in the relative performance of value stocks, which have lagged growth stocks for some time, was exemplified by the Russell 1000 Value Index, 2 which returned 20.02% for the six-month reporting period.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and investments cannot be made in an index.

BONDS

The bond market's total return performance for the reporting period, as represented by the Lehman Brothers Government/Corporate Total Bond Index, 3 was (0.12%). Bonds began the reporting period with a performance pattern far different than the extreme conditions exhibited throughout the third quarter of 1998. During the fourth quarter of 1998, interest rate levels rose across the entire maturity spectrum with the 5-year Treasury yield rising the most, up 32 basis points. All "spread" sectors generated positive returns, with significant appreciation in the highest yielding asset classes - high-yield corporate bonds and emerging markets.

Given that the fund is significantly weighted toward the spread products, the fund's portfolio was in a position to benefit from that improved environment. Partially offsetting the spread emphasis was the fact that the fund's duration was positioned slightly longer than a neutral position; thus the fund did feel the negative impact of slightly higher interest rates in the intermediate-term to long-term maturity bonds.

Over the early part of 1999, the U.S. economy demonstrated surprising strength and growth characteristics, but still within the context of very low inflation. Generally speaking, the global equity markets turned in very strong first quarter returns. On the other hand, U.S. interest rates rose significantly as the "flight to quality" scenario during the summer of 1998 disappeared. Given a stronger growth and rising interest rate backdrop, the various high-quality bond sectors delivered small positive returns (short on the curve) to significant negative returns (long on the curve). All spread products outperformed in the first quarter of 1999, as yield spreads continued to narrow from the excessively wide levels of October 1998. Agency securities and high-quality corporate bonds generally had negative returns, but far less than U.S. Treasuries. Mortgage-backed securities and asset- backed securities, on the other hand, impressively generated positive total returns in a rising interest rate environment.

HOW DID THE FUND PERFORM FOR ITS SHAREHOLDERS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 1999?

For the six-month reporting period, the fund's Class A, B, and C Shares produced total returns of 9.49%, 9.10%, and 9.06%, respectively, based on net asset value. 4 These returns were less than the 11.67% total return of the average balanced fund as represented by the Lipper Balanced Funds Average.5

3 The Lehman Brothers Government/Corporate Total Bond Index is an unmanaged index of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; publicly issued, fixed-rate, non-convertible, domestic bonds of companies in industry, public utilities, and finance. Investments cannot be made in an index.

4 Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for Class A, B, and C shares based on offering price, (i.e., less any applicable sales charge), were 3.49%, 3.60%, and 8.06%, respectively.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases included the following:

BANK ONE CORP. (1.0% of stock portfolio): Despite possessing one of the largest credit card businesses in the banking industry, this national franchise trades at a significant discount to the banking group. The successful integration of First Chicago NBD and better business line disclosure by management should serve as the catalyst to bring valuation in line with the group.

LINCOLN NATIONAL CORP. (1.0% of stock portfolio): This life insurance and wealth accumulation products company has undergone a recent restructuring including a change in top management. Trading at half of the market multiple and twice its yield, this undervalued franchise should rebound to a more normal valuation as current changes are implemented.

CIT GROUP, INC. (1.5% of stock portfolio): CIT is a diversified finance company with an extremely attractive valuation. We acquired the shares in a secondary offering from Dai-Ichi Kangyo Bank, which reduced its holding to under 50%. This change in ownership status and increase in float should attract other value investors to this well run, disciplined company.

TENNECO, INC. (0.8% of stock portfolio): Despite a challenging near term operating environment, this diversified global manufacturing company possesses an extremely attractive valuation based on its assets. The catalyst for the realization of this value is management's commitment to complete the restructuring which it began three years ago.

JOSEPH, DID YOU MAKE ANY ADJUSTMENTS TO THE DURATION OF THE FUND'S BOND
HOLDINGS?

The fund did move from a slightly positive to a neutral duration target early in January 1999; however, this rate rise did cause a negative total return in the bond portion. The fund fortunately continued to overweight the spread, or non-Treasury, sectors, thus performance was relatively positive versus what a pure Treasury portfolio would have delivered. In short, the fund gained from the advantage of higher coupons and tighter spreads. No significant portfolio changes are anticipated over the near term. The fund will continue to emphasize a higher income/neutral duration posture, in what appears to be a trading range environment for Treasury yields.

WHAT WERE THE FUND'S TOP 10 HOLDINGS IN STOCKS AND BONDS AS OF APRIL 30, 1999, AND HOW WERE THE FUND'S HOLDINGS DIVERSIFIED BY INDUSTRY AND QUALITY?

STOCKS


                               PERCENTAGE OF

NAME                           STOCK PORTFOLIO
Sun Microsystems, Inc.          4.0%
Lexmark Intl. Group, Class A    2.2%
Bristol-Myers Squibb Co.        2.0%
CIGNA Corp.                     2.0%
Pharmacia & Upjohn, Inc.        2.0%
Ingersoll-Rand Co.              1.8%
First Data Corp.                1.8%
News Corp., Ltd., ADR           1.7%
IBM Corp.                       1.7%
Conseco, Inc.                   1.7%
TOTAL                          20.9%


STOCKS


                         PERCENTAGE OF     PERCENTAGE OF

SECTOR                   STOCK PORTFOLIO   S&P 500 INDEX
Financials               19.2%             16.5%
Technology               15.4%             20.1%
Capital Goods            12.5%              8.2%
Health Care              11.5%             10.9%
Energy                    9.8%              9.0%
Consumer Staples          9.0%             13.2%
Consumer Cyclicals        8.8%              9.0%
Utilities                 5.0%              2.8%
Communication Services    4.5%              8.5%
Basic Materials           2.8%              3.6%
Transportation            1.3%              1.1%


BONDS


                                           PERCENTAGE OF

NAME/COUPON/MATURITY                       BOND PORTFOLIO

U.S. Treasury Note, 5.625%

due 05/15/2008                              3.69%
U.S. Treasury Note, 7.875%
due 08/11/2004                              3.52%
U.S. Treasury Bond, 6.375%

due 08/15/2027                              2.03%
CNA Financial Corp., 7.250%
due 11/15/2023                              1.84%
Figgie International Inc., 9.875%
due 10/01/1999                              1.75%
Trans Ocean Container Corp., 12.25% due
07/01/2004                                  1.54%
TKR Cable Inc., 10.500% due 10/30/2007      1.39%
Shopko Stores, 9.250% due 03/15/2022        1.23%
Inco Ltd., 9.60% due 06/15/2022             1.23%
U.S. Treasury Bond, 11.625%
due 11/15/2004                              1.23%
TOTAL                                      19.45%


BONDS


      PERCENTAGE OF
      BOND PORTFOLIO

AAA   32.49%
AA     2.35%
A     23.30%
BBB   28.39%
BB     8.83%
B      4.64%


AS WE APPROACH MID YEAR, WHAT IS YOUR OUTLOOK FOR THE STOCK AND BOND MARKETS?

STOCKS

Our stock market outlook remains basically unchanged. The market appears overvalued by all traditional measures, but no visible catalyst is positioned to derail this bull move. Given the recent upswing in interest rates, it is surprising to see the market hold so strongly. The dividend discount models maintained by the Federal Reserve Board and leading market strategists show that the S&P 500 Index is now more than 20% overvalued given the increase in interest rates. Given the strength apparent in the economy, the market is betting on continued earnings strength offsetting these higher interest rates. The market's April 1999 rotation towards cyclical and small capitalization stocks is both encouraging and frightening at the same time.

On the plus side, an improvement in market breadth and the revival of some of the market's worst performing sectors indicates that the global economy is recovering, and a new overall market base is building from which future market advances can move. On the negative side, the rotation indicates that the low interest rates that have driven the performance of large growth stocks are no longer accepted as the norm, and one of the market's major underpinnings, low inflation, may be in question. We believe that the valuation disparities between the ultra-large growth stocks and the rest of the market, combined with a strong near term earnings outlook, can fuel a continuation of this rotation. Therefore, we believe that the value style of investing should continue its catch-up run.

BONDS

Over the past year, the bond market has been subject to relatively large valuation changes, as the global economic marketplace has swung from regional recessions and currency disruptions to activity rebounds and stock market appreciation. Domestic interest rates have increased thus far in calendar year 1999, as the domestic economy has surpassed most market expectations. The combination of a stronger economy fueled by continued consumer spending and higher rates now seems more in balance. Thus, a neutral position on the bond market seems appropriate given that neither a recession nor an inflationary boom appears likely over the near term. As such, the fund will look to add incremental value through security and sector selection, as opposed to interest rate anticipation strategies.

Last Meeting of Shareholders

An Annual Meeting of the Fund's shareholders was held on March 26, 1999. On January 25, 1999, the record date for shareholders voting at the meeting, there were 12,969,611 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Directors:


                                                          ABSTENTIONS    WITHHELD
                                                          AND BROKER     AUTHORITY

NAMES                               FOR         AGAINST   NON-VOTES      TO VOTE
Thomas G. Bigley                    8,682,109   -         -              193,162
John T. Conroy, Jr.                 8,682,735   -         -              192,536
Nicholas P. Constantakis            8,682,735   -         -              192,536
John F. Cunningham                  8,682,887   -         -              192,384
J. Christopher Donahue              8,682,887   -         -              192,384
Peter E. Madden                     8,682,887   -         -              192,384
Charles F. Mansfield, Jr.           8,682,887   -         -              192,384
John E. Murray, Jr., J.D., S.J.D.   8,682,887   -         -              192,384
John S. Walsh                       8,682,887   -         -              192,384


1 The following Directors of the Trust continued their terms as Directors of the Trust: John F. Donahue, Lawrence D. Ellis, and Marjorie P. Smuts.

AGENDA ITEM 2

To ratify the selection of Deloitte & Touche LLP as the Fund's Independent Auditors.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
8,655,676   15,748    203,846        -


AGENDA ITEM 3

To make changes to the Fund's fundamental investment policies.

a. To approve amending the Fund's fundamental investment policy with regard to diversification of its investments.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,543,601   568,433   1,763,237      -


b. To approve amending the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,448,142   625,573   1,801,556      -


c. To approve making non-fundamental the prohibition of the Fund's investments in securities to exercise control of an issuer.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,670,641   385,399   1,819,231      -


d. To approve amending the Fund's fundamental policy to allow investments in real estate investment trusts.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,425,651   684,815   1,764,805      -


AGENDA ITEM 4

To approve removing the Fund's fundamental investment policy regarding selling securities.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,631,574   448,046   1,795,651      -


AGENDA ITEM 5

To approve amendments to the Fund's Amended and Restated Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without shareholder approval to the extent permitted under Maryland law.


                      ABSTENTIONS    WITHHELD
                      AND BROKER     AUTHORITY

FOR         AGAINST   NON-VOTES      TO VOTE
6,527,097   538,414   1,809,760      -


Two Ways You May Seek To Invest For Success:

INITIAL INVESTMENT

IF YOU HAD MADE AN INITIAL INVESTMENT OF $31,000 IN THE CLASS A SHARES OF FEDERATED STOCK AND BOND FUND, INC. ON 12/31/68, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $430,426 ON 4/30/99. YOU WOULD HAVE EARNED A 9.06% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (0.68%), 13.54%, and 10.95%, respectively. Class B Shares' average annual 1-year and since inception (8/30/96) total returns were (0.97%) and 15.74%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/19/93) total returns were 3.35%, 13.95% and 11.89%, respectively. 2

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 4/30/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of a hypothetical initial investment of $31,000 (2,064 Shares) in the Class A Shares of the fund, assuming the reinvestment of capital gains and dividends, would have grown to $430,426 (21,838 Shares) on 4/30/99.

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 30 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $234,228.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Stock and Bond Fund, Inc. on 12/31/68, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $31,000, but your account would have reached a total value of $234,228 1 by 4/30/99. You would have earned an average annual total return of 11.09%.

A practical investment plan helps you pursue long term growth of capital and income through a balanced portfolio of stocks and bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/31/68 to 4/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $250,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 in the Class A Shares of the fund for 30 years, assuming the reinvestment of capital gains and dividends, would have grown to $234,228 (11,884 Shares) on 4/30/99.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On April 30, 1989, they invested $5,000 in the Class A Shares of Federated Stock and Bond Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $70,868. This represents a 11.97% average annual total return. For the Rices, a dedicated program of monthly investment has really paid off.

The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/30/89 to 4/30/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and additional monthly investments of $250 in the Class A Shares of the fund, assuming the reinvestment of capital gains and dividends, would have grown to $70,868 (3,596 Shares) on 4/30/99.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

APRIL 30, 1999 (UNAUDITED)


SHARES                                                               VALUE

                     COMMON STOCKS-59.8%
                     BASIC MATERIALS-1.7%

       89,300        Archer-Daniels-Midland Co.                    $   1,339,500
       14,600        Dow Chemical Co.                                  1,915,337
      216,900        LTV Corp.                                         1,382,737
                     TOTAL                                             4,637,574
                     CAPITAL GOODS-7.4%

       30,700        Allied-Signal, Inc.                               1,803,625
       49,400        Crown Cork & Seal Co., Inc.                       1,605,500
       33,000        Deere & Co.                                       1,419,000
       44,700        Ingersoll-Rand Co.                                3,092,681
       24,700        Johnson Controls, Inc.                            1,801,556
       24,400        Koninklijke (Royal) Philips Electronics
                     NV, ADR                                           2,083,150
       18,500        Northrop Grumman, Corp.                           1,182,844
       46,800        Parker-Hannifin Corp.                             2,196,675
       38,200        Tenneco, Inc.                                     1,031,400
       28,156        Tyco International Ltd.                           2,287,675
       35,100        Waste Management, Inc.                            1,983,150
                     TOTAL                                            20,487,256
                     COMMUNICATION SERVICES-2.6%

       37,050        AT&T Corp.                                        1,871,025
       31,200        Bell Atlantic Corp.                               1,797,900
       24,600        GTE Corp.                                         1,646,662
       37,600        U.S. West, Inc.                                   1,966,950
                     TOTAL                                             7,282,537
                     CONSUMER CYCLICALS-5.4%

       30,000        Block (H&R), Inc.                                 1,443,750
       64,000        Cooper Tire & Rubber Co.                          1,404,000
       58,200        Dillards, Inc., Class A                           1,611,412
       23,900        General Motors Corp.                              2,125,606
       60,300        Hasbro, Inc.                                      2,057,737

SHARES                                                                  VALUE

                     COMMON STOCKS-continued

                     CONSUMER CYCLICALS-CONTINUED

       93,200     1  K Mart Corp.                                  $   1,386,350
       93,200        News Corp. Ltd., ADR                              2,848,425
       43,200        Wal-Mart Stores, Inc.                             1,987,200
                     TOTAL                                            14,864,480
                     CONSUMER STAPLES-5.4%

       32,700        Kimberly-Clark Corp.                              2,004,919
       53,200     1  King World Productions, Inc.                      1,875,300
       38,000        Philip Morris Cos., Inc.                          1,332,375
       47,200        RJR Nabisco Holdings Corp.                        1,215,400
       52,600        Sara Lee Corp.                                    1,170,350
       31,600     1  Tricon Global Restaurants, Inc.                   2,034,250
       85,600        UST, Inc.                                         2,386,100
       15,900        Unilever N.V., ADR                                1,032,506
       45,400     1  Viacom, Inc., Class A                             1,841,538
                     TOTAL                                            14,892,738
                     ENERGY-5.8%

       13,000        Atlantic Richfield Co.                            1,091,187
       16,700        Chevron Corp.                                     1,665,825
      114,500        ENSCO International, Inc.                         2,125,406
       29,700        Exxon Corp.                                       2,466,956
       27,400        Royal Dutch Petroleum Co., ADR                    1,608,038
       50,400        Sunoco, Inc.                                      1,801,800
       20,900        Texaco, Inc.                                      1,311,475
       68,600        USX Corp.                                         2,143,750
       38,900        YPF Sociedad Anonima, ADR                         1,633,800
                     TOTAL                                            15,848,237
                     FINANCIALS-11.5%

      143,500        ABB AB, ADR                                       2,009,000
       24,100        Allmerica Financial Corp.                         1,381,231
       50,100        Allstate Corp.                                    1,822,387
       47,100        Bank One Corporation                              2,778,900
       53,760        Bear Stearns Cos., Inc.                           2,506,560
       38,000        CIGNA Corp.                                       3,313,125
       76,600        CIT Group, Inc., Class A                          2,489,500
       88,000        Conseco, Inc.                                     2,777,500

SHARES                                                                 VALUE

                     COMMON STOCKS-continued

                     FINANCIALS-CONTINUED

       26,600        Hartford Financial Services Group, Inc.       $   1,567,737
       17,500        Lincoln National Corp.                            1,681,094
       30,700        Loews Corp.                                       2,246,856
       21,600        MBIA Insurance Corp.                              1,452,600
       24,000        Marsh & McLennan Cos., Inc.                       1,837,500
       21,300        Morgan Stanley, Dean Witter & Co.                 2,112,694
       38,400        Washington Mutual, Inc.                           1,579,200
                     TOTAL                                            31,555,884
                     HEALTH CARE-7.0%

       55,500        Abbott Laboratories                               2,688,281
       32,900        Baxter International, Inc.                        2,072,700
      178,600     1  Beverly Enterprises, Inc.                         1,160,900
       53,200        Bristol-Myers Squibb Co.                          3,381,525
      129,300     1  HEALTHSOUTH, Corp.                                1,737,469
       32,200        Merck & Co., Inc.                                 2,262,050
       58,600        Pharmacia & Upjohn, Inc.                          3,281,600
       45,500        United Healthcare Corp.                           2,553,688
                     TOTAL                                            19,138,213
                     TECHNOLOGY-9.1%

       14,200     1  Computer Sciences Corp.                             845,787
       21,700        Eastman Kodak Co.                                 1,619,362
       44,100        Electronic Data Systems Corp.                     2,370,375
       68,400        First Data Corp.                                  2,902,725
       13,600        International Business Machines Corp.             2,844,950
       29,100     1  Lexmark Intl. Group, Class A                      3,593,850
       23,900        Raytheon Co., Class A                             1,653,581
       44,500     1  Seagate Technology, Inc.                          1,240,437
       71,300     1  Storage Technology Corp.                          1,376,981
      108,600     1  Sun Microsystems, Inc.                            6,495,638
                     TOTAL                                            24,943,686
                     TRANSPORTATION-0.8%

       35,000        KLM Royal Dutch Airlines, ADR                     1,056,562
       45,300        Ryder Systems, Inc.                               1,194,787
                     TOTAL                                             2,251,349


SHARES OR

PRINCIPAL

AMOUNT                                                                VALUE

                     COMMON STOCKS-continued

                     UTILITIES-3.1%

       65,300        Entergy Corp.                                 $   2,040,625
       28,500        FPL Group, Inc.                                   1,606,687
       55,400        P G & E Corp.                                     1,720,862
       40,400        Public Service Enterprises Group, Inc.            1,616,000
       49,300        Reliant Energy, Inc.                              1,395,806
                     TOTAL                                             8,379,980
                     TOTAL COMMON STOCKS (IDENTIFIED COST
                     $125,370,620)                                   164,281,934
                     PREFERRED STOCKS-0.5%

                     FINANCIALS-0.3%

        1,000        Highwoods Properties, Inc., REIT

                     Perpetual Pfd. Stock, Series A, $86.25              887,100
                     TECHNOLOGY-0.2%

        6,371        Microsoft Corp., Cumulative Conv. Pfd.,
                     Series A, $2.20                                     633,118
                     TOTAL PREFERRED STOCKS (IDENTIFIED

                     COST $1,566,542)                                  1,520,218
                     ASSET-BACKED SECURITIES-0.6%

    1,250,000   2, 3 125 Home Loan Owner Trust 1998-1A, Class
                     B1, 9.26%, 2/15/2029                              1,116,800
      299,981        Green Tree Home Equity Loan Trust 1999-
                     A, Class B2A, 7.44%, 2/15/2029                      299,981
      293,418     2  SMFC Trust Asset-Backed Certificates,
                     Series 1997-A, Class 4, 7.7191%,

                     1/28/2025                                           252,616

                     TOTAL ASSET-BACKED SECURITIES

                     (IDENTIFIED COST $1,817,776)                      1,669,397
                     CORPORATE BONDS-23.4%

                     AUTOMOBILE-0.6%

  $   800,000        Hertz Corp., Sr. Note, 7.00%, 1/15/2028             779,488
    1,000,000        Meritor Automotive, Inc., Note, 6.80%,
                     2/15/2009                                           991,477
                     TOTAL                                             1,770,965

                     BANKING-0.8%

      500,000   2, 3 Den Danske Bank Group, Note, 7.40%,

                     6/15/2010                                           518,135
      100,000   2, 3 Den Danske Bank Group, Sub. Note, 7.25%,
                     6/15/2005                                           104,261
    1,000,000        Merita Bank PLC, Sub. Note, 6.50%,
                     4/1/2009                                            989,985
      500,000   2, 3 Swedbank, Sub., 7.50%, 11/29/2049                   497,149
                     TOTAL                                             2,109,530
                     BASIC INDUSTRY-1.8%

    1,000,000        Barrick Gold Corp., Deb., 7.50%,

                     5/1/2007                                          1,049,140
    1,325,000        Inco Ltd., Note, 9.60%, 6/15/2022                 1,296,354
      500,000   2, 3 Normandy Finance Ltd., Company

                     Guarantee, 7.50%, 7/15/2005                         492,250


PRINCIPAL

AMOUNT                                                                 VALUE

                     CORPORATE BONDS-continued

                     BASIC INDUSTRY-CONTINUED
  $ 1,000,000        Placer Dome, Inc., Bond, 8.50%,

                     12/31/2045                                   $      998,776
      150,000        Pope & Talbot, Inc., 8.375%, 6/1/2013               138,155
      200,000        Santa Fe Pacific Gold, Note, 8.375%,
                     7/1/2005                                            201,946
      680,000        Southdown, Inc., Sr. Sub. Note, 10.00%,
                     3/1/2006                                            757,180
                     TOTAL                                             4,933,801

                     CHEMICALS-0.4%

    1,250,000   2, 3 Reliance Industries Ltd., Bond, 8.25%,

                     1/15/2027                                           984,550
                     CONSUMER DURABLES-0.8%

    1,000,000        Arvin Industries, Inc., 9.50%, 2/1/2027           1,061,540
      400,000        Dana Corp., Note, 6.25%, 3/1/2004                   400,516
      850,000        Dana Corp., Note, 7.00%, 3/15/2028                  820,233
                     TOTAL                                             2,282,289
                     CONSUMER NON-DURABLES-0.8%

    1,281,000        Philip Morris Cos., Inc., Deb., 6.00%,

                     7/15/2001                                         1,283,690
      750,000        Philip Morris Cos., Inc., Deb., 7.75%,
                     1/15/2027                                           795,090
                     TOTAL                                             2,078,780

                     EDUCATION-0.4%

    1,000,000        Boston University, 7.625%, 7/15/2097              1,047,850
                     ENERGY-0.5%

      500,000        Occidental Petroleum Corp., Note, 8.50%,
                     9/15/2004                                           505,065
      750,000        Sun Co., Inc., 9.00%, 11/1/2024                     857,010
                     TOTAL                                             1,362,075
                     ENERGY - OIL & GAS-0.4%
    1,250,000        Husky Oil Ltd., Sr. Note, 7.125%,

                     11/15/2006                                        1,218,438

                     FINANCE-5.9%

    2,000,000        CNA Financial Corp., Deb., 7.25%,

                     11/15/2023                                        1,935,600
      450,000        Conseco, Inc., Note, 6.40%, 2/10/2003               439,605
    1,000,000        Conseco, Inc., Sr. Note, 10.50%,

                     12/15/2004                                        1,141,310
    1,250,000        Delphi Financial Group, Inc., 9.31%,
                     3/25/2027                                         1,187,350
      250,000        Delphi Financial Group, Inc., Note,
                     8.00%, 10/1/2003                                    255,128
      750,000        FirstBank Puerto Rico, Sub. Note,
                     7.625%, 12/20/2005                                  738,113
    1,000,000        Ford Motor Credit Corp., Unsub., 6.875%,
                     6/5/2001                                          1,011,557
      300,000        General Motors Corp., Note, 9.45%,
                     11/1/2011                                           373,725
    1,000,000        Green Tree Financial Corp., Sr. Sub.
                     Note, 10.25%, 6/1/2002                            1,070,330


PRINCIPAL

AMOUNT                                                                 VALUE

                     CORPORATE BONDS-continued

                     FINANCE-CONTINUED
  $ 1,225,000        Lehman Brothers Holdings, Inc., Bond,

                     6.20%, 1/15/2002                              $   1,220,602
      750,000        Merrill Lynch & Co., Inc., Sr. Unsub.,
                     6.00%, 2/17/2009                                    724,253
      500,000        National Australia Bank, Ltd.,
                     Melbourne, Sub. Note, Series B, 6.60%,

                     12/10/2007                                          503,330
      375,000        Provident Cos., Inc., Bond, 7.405%,
                     3/15/2038                                           360,379
    1,000,000        Republic New York Corp., Sub. Note,
                     7.75%, 5/15/2009                                  1,087,860

    1,000,000        Santander Finance Issuance, Bank

                     Guarantee, 7.875%, 4/15/2005                      1,067,120
      600,000        SunAmerica, Inc., Sr. Note, 6.20%,
                     10/31/1999                                          602,904
    1,500,000        Trans Ocean Container Corp., Sr. Sub.
                     Note, 12.25%, 7/1/2004                            1,613,940
      750,000        USF&G Corp., Company Guarantee, 8.47%,
                     1/10/2027                                           782,798
                     TOTAL                                            16,115,904

                     FINANCE - INSURANCE-0.6% 750,000 2, 3 Life Re Capital Trust
      I, Company

                     Guarantee, 8.72%, 6/15/2027                         808,035
      750,000   2, 3 Union Central Life Insurance Co., Note,
                     8.20%, 11/1/2026                                    804,105
                     TOTAL                                             1,612,140

                     FOREST PRODUCTS & PUBLISHING-0.5%
    1,000,000        Donohue Forest Products, 7.625%,

                     5/15/2007                                         1,045,620
      250,000        Quno Corp., Sr. Note, 9.125%, 5/15/2005             266,628
                     TOTAL                                             1,312,248
                     HEALTH CARE-0.4%

      550,000        Tenet Healthcare Corp., Sr. Note, 8.00%,
                     1/15/2005                                           556,875
      500,000   2, 3 Tenet Healthcare Corp., Sr. Sub.,

                     8.125%, 12/1/2008                                   497,500
                     TOTAL                                             1,054,375

                     PRINTING & PUBLISHING-0.4%
    1,000,000        News America Holdings, Inc., 10.125%,

                     10/15/2012                                        1,155,210
                     PRODUCER MANUFACTURING-1.0%

    1,000,000        Anixter International, Inc., Company

                     Guarantee, 8.00%, 9/15/2003                       1,038,940
    1,815,000        Figgie International Holdings, Inc., Sr.
                     Note, 9.875%, 10/1/1999                           1,840,319
                     TOTAL                                             2,879,259

                     REAL ESTATE-1.2%
    1,000,000        Price REIT, Inc., Sr. Note, 7.50%,

                     11/5/2006                                         1,011,760
      500,000        Simon Property Group, Inc., Note,
                     7.125%, 2/9/2009                                    492,905
      500,000        Storage USA, 8.20%, 6/1/2017                        492,935
      750,000        Storage USA, Deb., 7.50%, 12/1/2027                 673,208
      600,000        Sun Communities, Inc., Medium Term Note,
                     6.77%, 5/16/2005                                    575,520
                     TOTAL                                             3,246,328


PRINCIPAL

AMOUNT                                                                 VALUE

                     CORPORATE BONDS-continued
                     RETAIL TRADE-1.7%

  $ 1,000,000        Harcourt General, Inc., Sr. Deb., 7.20%,
                     8/1/2027                                      $     963,750
    1,123,339        K Mart Corp., Pass Thru Cert., 8.54%,

                     1/2/2015                                          1,177,439
    1,000,000        May Department Stores Co., Deb., 8.125%,
                     8/15/2035                                         1,080,840
    1,250,000        Shopko Stores, Inc., Sr. Note, 9.25%,
                     3/15/2022                                         1,464,088
                     TOTAL                                             4,686,117

                     SERVICES-2.1%

    1,000,000        Comcast Corp., Note, 8.50%, 5/1/2027              1,187,790
    1,000,000        Continental Cablevision, Sr. Deb.,
                     9.50%, 8/1/2013                                   1,192,210
    1,200,000        TKR Cable, Inc., Deb., 10.50%,
                     10/30/2007                                        1,296,396
    1,000,000        USA Waste Services, Inc., Sr. Note,
                     7.125%, 10/1/2007                                 1,040,080
    1,000,000        WMX Technologies, Inc., Deb., 8.75%,
                     5/1/2018                                          1,097,800
                     TOTAL                                             5,814,276

                     SOVEREIGN GOVERNMENT-0.7%
    1,000,000        Quebec, Province of, Deb., 13.25%,

                     9/15/2014                                         1,073,430
      250,000        Quebec, Province of, Deb., 9.125%,
                     8/22/2001                                           265,938
      500,000        Sweden, Government of, Deb., 10.25%,
                     11/1/2015                                           645,700
                      TOTAL                                            1,985,068

                     TECHNOLOGY-0.8%
      100,000        Adaptec, Inc., Conv. Bond, 4.75%,

                     2/1/2004                                             84,106
    1,000,000        Dell Computer Corp., Deb., 7.10%,
                     4/15/2028                                           998,480
      700,000        Lucent Technologies, Inc., Global Bond,
                     6.45%, 3/15/2029                                    676,340
      600,000        National Semiconductor Corp., Conv.
                     Bond, 6.50%, 10/1/2002                              509,718
                     TOTAL                                             2,268,644

                     TRANSPORTATION-0.1%
      255,000        Southwest Airlines Co., Deb., 7.375%,

                     3/1/2027                                            262,714
                     UTILITIES - TELEPHONE-0.5%
      300,000        BellSouth Telecommunications, Inc.,

                     Deb., 7.625%, 5/15/2035                             307,944
      900,000        Paramount Communications, Inc., Sr.
                     Deb., 8.25%, 8/1/2022                               948,186
                     TOTAL                                             1,256,130


PRINCIPAL

AMOUNT                                                               VALUE

                     CORPORATE BONDS-continued

                     UTILITIES-1.0%

  $ 1,000,000        Enersis SA, Note, 7.40%, 12/1/2016            $     938,040
      750,000   2, 3 Israel Electric Corp. Ltd., Sr. Note,
                     7.875%, 12/15/2026                                  714,120
      100,000  2, 3  Israel Electric Corp. Ltd., Sr. Secd.
                     Note, 7.75%, 3/1/2009                               102,685
      600,000        Puget Sound Energy, Inc., Medium Term
                     Note, 7.02%, 12/1/2027                              602,718
      500,000  2, 3  Tenaga Nasional Berhad, Deb., 7.50%,
                     1/15/2096                                           401,030
                     TOTAL                                             2,758,593

                     TOTAL CORPORATE BONDS (IDENTIFIED

                     COSTS $64,068,454)                               64,195,284
                     GOVERNMENTS AGENCIES-5.2%

                     FEDERAL HOME LOAN BANK-0.3%
    1,000,000        Federal Home Loan Bank System, Sr. Note,

                     5.80%, 9/2/2008                                     989,370
                     TREASURY SECURITIES-4.9%

    1,000,000        United States Treasury Bond, 11.625%,

                     11/15/2004                                        1,295,620
    1,100,000        United States Treasury Bond, 5.25%,
                     2/15/2029                                         1,032,537
      400,000        United States Treasury Bond, 6.125%,
                     11/15/2027                                          413,304
    2,000,000        United States Treasury Bond, 6.375%,
                     8/15/2027                                         2,132,180
      750,000        United States Treasury Bond, 8.125%,
                     5/15/2021                                           949,823
    3,800,000        United States Treasury Note, 5.625%,
                     5/15/2008                                         3,854,150
    3,300,000        United States Treasury Note, 7.875%,
                     11/15/2004                                        3,696,825
                     TOTAL                                            13,374,439
                     TOTAL GOVERNMENT AGENCIES (IDENTIFIED
                     COSTS $14,829,368)                               14,363,809
                     MUNICIPALS-1.1%

      500,000        Atlanta & Fulton County, GA Recreation
                     Authority, Taxable Revenue Bonds, Series
                     1997, 7.00% Bonds (Downtown Arena

                     Project)/(FSA INS), 12/1/2028                       499,360
    1,000,000        Harvard University, Revenue Bonds,
                     8.125% Bonds, 4/15/2007                           1,123,450
    1,000,000        Kansas City, MO Redevelopment Authority,
                     7.65% Bonds (FSA LOC), 11/1/2018                  1,047,840
      250,000        McKeesport, PA, Taxable GO Series B
                     1997, 7.30% Bonds (MBIA INS), 3/1/2020              252,228
                     TOTAL MUNICIPALS (IDENTIFIED COST
                     $2,804,628)                                       2,922,878
                     MUTUAL FUNDS-8.2%

    1,585,164        Federated Mortgage Core Portfolio                15,804,086
      692,394        The High Yield Bond Portfolio                     6,598,514
                     TOTAL MUTUAL FUNDS (IDENTIFIED COST

                     $22,335,184)                                     22,402,600

PRINCIPAL

AMOUNT                                                                VALUE

                     REPURCHASE AGREEMENT-0.7%4
  $ 1,775,000        ABN AMRO, Inc., 4.94%, dated 4/30/1999,

                     due 5/3/1999 (at amortized cost)              $   1,775,000
                      TOTAL INVESTMENTS (IDENTIFIED COST
                     $234,567,572) 5                               $ 273,131,120


1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At April 30, 1999, these securities amounted to $7,293,236 which represents 2.7% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $7,040,620 which represents 2.6% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $234,567,572. The net unrealized appreciation of investments on a federal tax basis amounts to $38,563,548 which is comprised of $46,104,475 appreciation and $7,540,927 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($274,628,732) at April 30, 1999.

The following acronyms are used throughout this portfolio:



ADR -American Depositary Receipt FSA -Financial Security Assurance GO -General Obligation INS -Insured LOC -Letter of Credit MBIA -Municipal Bond Investors Assurance PLC -Public Limited Company REIT -Real Estate Investment Trust SA -Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

APRIL 30, 1999 (UNAUDITED)


ASSETS:
Total investments in securities, at
value (identified and tax cost
$234,567,572)                                                 $ 273,131,120
Income receivable                                                 2,209,039
Receivable for shares sold                                          955,625
TOTAL ASSETS                                                    276,295,784
LIABILITIES:

Payable for investments purchased             $ 1,224,696
Payable for shares redeemed                       105,953
Payable to Bank                                   286,794
Accrued expenses                                   49,609
TOTAL LIABILITIES                                                 1,667,052
Net assets for 13,941,806 shares
outstanding                                                   $ 274,628,732
NET ASSETS CONSIST OF:

Paid in capital                                               $ 231,870,349
Net unrealized appreciation of
investments and translation of assets
and liabilities in foreign currency                              38,563,548
Accumulated net realized gain on
investments and foreign currency
transactions                                                      3,819,225
Undistributed net investment income                                 375,610
TOTAL NET ASSETS                                              $ 274,628,732
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PROCEEDS PER SHARE
CLASS A SHARES:
Net Asset Value Per Share ($216,956,993
/ 11,008,214 shares outstanding)                                     $19.71
Offering Price Per Share (100/94.50 of
$19.71) 1                                                            $20.86
Redemption Proceeds Per Share                                        $19.71
CLASS B SHARES:
Net Asset Value Per Share ($40,652,536 /
2,066,505 shares outstanding)                                        $19.67
Offering Price Per Share                                             $19.67
Redemption Proceeds Per Share (94.50/100
of $19.67) 2                                                         $18.59
CLASS C SHARES:
Net Asset Value Per Share ($17,019,203 /
867,087 shares outstanding)                                          $19.63
Offering Price Per Share                                             $19.63
Redemption Proceeds Per Share (99.00/100
of $19.63) 2                                                         $19.43


1 See "What Do Shares Cost?" in the Prospectus.

2 See "Contingent Deferred Sales Charge" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
of $12,353)                                                   $  1,677,740
Interest                                                         3,447,756
TOTAL INCOME                                                     5,125,496
EXPENSES:

Investment advisory fee                       $   912,452
Administrative personnel and services
fee                                                93,219
Custodian fees                                      8,350
Transfer and dividend disbursing agent
fees and expenses                                 107,568
Directors'/Trustees' fees                           6,040
Auditing fees                                       7,979
Legal fees                                          1,677
Portfolio accounting fees                          45,011
Distribution services fee-Class B Shares          120,404
Distribution services fee-Class C Shares           51,215
Shareholder services fee-Class A Shares           252,723
Shareholder services fee-Class B Shares            40,135
Shareholder services fee-Class C Shares            17,072
Share registration costs                           24,652
Printing and postage                               20,575
Insurance premiums                                  1,432
Taxes                                               8,268
Miscellaneous                                       7,947
TOTAL EXPENSES                                  1,726,719
Net investment income                                            3,398,777
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and
foreign currency transactions                                    3,993,309
Net change in unrealized appreciation
(depreciation) of investments and
translation of assets and liabilities in
foreign currency                                                15,475,681
Net realized and unrealized gain on
investments and foreign currency                                19,468,990
Change in net assets resulting from
operations                                                    $ 22,867,767


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                             SIX MONTHS
                                             ENDED                YEAR

                                            (unaudited)           ENDED
                                             APRIL 30,            OCTOBER 31,
                                             1999                 1998

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:

Net investment income                         $   3,398,777       $   6,563,690
Net realized gain on investments and
foreign currency transactions
($3,993,309 and $11,035,163,
respectively, as computed for federal

tax purposes)                                     3,993,309          11,035,163
Net change in unrealized
appreciation/depreciation of investments
and translation of assets and
liabilities in foreign currency                  15,475,681           1,575,841
CHANGE IN NET ASSETS RESULTING FROM

OPERATIONS                                       22,867,767          19,174,694
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares                                   (2,856,210)         (6,313,087)
Class B Shares                                     (321,239)           (396,588)
Class C Shares                                     (133,268)           (114,568)
Distributions from net realized gains on
investments and foreign
currency transactions
Class A Shares                                   (9,293,762)        (21,222,534)
Class B Shares                                   (1,272,602)           (737,810)
Class C Shares                                     (512,145)           (149,001)
CHANGE IN NET ASSETS RESULTING FROM

DISTRIBUTIONS TO SHAREHOLDERS                   (14,389,226)        (28,933,588)
SHARE TRANSACTIONS:
Proceeds from sale of shares                     53,709,432         100,669,369
Net asset value of shares issued to
shareholders in payment of

distributions declared                           12,268,530          24,499,769
Cost of shares redeemed                         (32,776,274)        (50,977,134)
CHANGE IN NET ASSETS RESULTING FROM

SHARE TRANSACTIONS                               33,201,688          74,192,004
Change in net assets                             41,680,229          64,433,110
NET ASSETS:

Beginning of period                             232,948,503         168,515,393
End of period (including undistributed
net investment income of $341,894 and
$253,834, respectively)                       $ 274,628,732       $ 232,948,503


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS

                                             ENDED

                                             (unaudited)

                                             APRIL 30,                                        YEAR ENDED OCTOBER 31,
                                             1999              1998           1997          1996          1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD             $19.14         $20.46        $18.96        $18.38        $16.25        $16.87
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.27           0.65          0.63          0.61          0.63          0.51
Net realized and unrealized gain
on investments                                     1.47           1.37          3.34          1.81          2.21         (0.59)
TOTAL FROM INVESTMENT OPERATIONS                   1.74           2.02          3.97          2.42          2.84         (0.08)
LESS DISTRIBUTIONS:

Distributions from net investment income          (0.27)         (0.69)        (0.56)        (0.63)        (0.62)        (0.54)
Distributions from net realized gain
on investments                                    (0.90)         (2.65)        (1.91)        (1.21)        (0.09)            -
TOTAL DISTRIBUTIONS                               (1.17)         (3.34)        (2.47)        (1.84)        (0.71)        (0.54)
NET ASSET VALUE, END OF PERIOD                   $19.71         $19.14        $20.46        $18.96        $18.38        $16.25
TOTAL RETURN 1                                     9.49%         11.09%        23.02%        14.57%        17.99%        (0.48%)

RATIOS TO AVERAGE NET ASSETS:

Expenses 2                                         1.26%  3       1.32%         1.37%         1.37%         1.38%         1.13%
Net investment income 2                            2.88%  3       3.23%         2.90%         3.17%         3.40%         3.16%
Expenses (after waivers)                           1.26%  3       1.25%         1.21%         1.10%         1.07%         1.06%
Net investment income (after waivers)              2.88%  3       3.30%         3.06%         3.44%         3.71%         3.23%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)        $216,957       $196,149      $162,780      $130,694      $134,669      $125,382
Portfolio turnover                                   21%            53%           87%           74%           68%           45%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              SIX MONTHS

                                              ENDED

                                             (unaudited)

                                              APRIL 30,            YEAR ENDED OCTOBER 31,
                                              1999              1998        1997       1996  1

NET ASSET VALUE, BEGINNING OF PERIOD             $19.10        $20.45     $18.96     $17.89
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.22          0.50       0.51       0.02
Net realized and unrealized gain on
investments                                        1.45          1.37       3.34       1.05
TOTAL FROM INVESTMENT OPERATIONS                   1.67          1.87       3.85       1.07
LESS DISTRIBUTIONS:

Distributions from net investment income          (0.20)        (0.57)     (0.45)         -
Distributions from net realized gain on
investments                                       (0.90)        (2.65)     (1.91)         -
TOTAL DISTRIBUTIONS                               (1.10)        (3.22)     (2.36)         -
NET ASSET VALUE, END OF PERIOD                   $19.67        $19.10     $20.45     $18.96
TOTAL RETURN 2                                     9.10%        10.26%     22.20%      5.98%

RATIOS TO AVERAGE NET ASSETS:

Expenses 3                                         2.01%  4      2.07%      2.12%      2.11%  4
Net investment income 3                            2.11%  4      2.48%      2.15%      3.37%  4
Expenses (after waivers)                           2.01%  4      2.00%      1.96%      1.96%  4
Net investment income (after waivers)              2.11%  4      2.55%      2.31%      3.52%  4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $40,653       $26,487     $4,622        $94
Portfolio turnover                                   21%           53%        87%        74%


1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS

                                             ENDED

                                            (unaudited)

                                             APRIL 30,              YEAR ENDED OCTOBER 31,
                                             1999              1998        1997       1996   1

NET ASSET VALUE, BEGINNING OF PERIOD            $19.07        $20.42     $18.96     $17.89
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                             0.22          0.50       0.47       0.04
Net realized and unrealized gain on
investments                                       1.44          1.37       3.35       1.03
TOTAL FROM INVESTMENT OPERATIONS                  1.66          1.87       3.82       1.07
LESS DISTRIBUTIONS:

Distributions from net investment income         (0.20)        (0.57)     (0.45)         -
Total distributions from net realized
gain on investments                              (0.90)        (2.65)     (1.91)         -
TOTAL DISTRIBUTIONS                              (1.10)        (3.22)     (2.36)         -
NET ASSET VALUE, END OF PERIOD                  $19.63        $19.07     $20.42     $18.96
TOTAL RETURN 2                                    9.06%        10.21%     22.08%      5.98%

RATIOS TO AVERAGE NET ASSETS:

Expenses 3                                        2.01%  4      2.07%      2.12%      2.18%  4
Net investment income 3                           2.10%  4      2.48%      2.15%      1.79%  4
Expenses (after waivers)                          2.01%  4      2.00%      1.96%      2.03%  4
Net investment income (after waivers)             2.10%  4      2.55%      2.31%      1.94%  4
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)        $17,019       $10,312     $1,114         $2
Portfolio turnover                                  21%           53%        87%        74%


1 Reflects operations for the period from August 30, 1996 (date of initial public investment) to October 31, 1996.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

APRIL 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydown of certain debt instruments.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at April 30, 1999 is as follows:


                                       Acquisition    Acquisition

SECURITY                               Date           Cost
SMFC Trust Asset-Backed Certificates   2/4/1998           $270,651


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At April 30, 1999, par value shares ($0.001 per share) authorized were as follows:


                 NUMBER OF
                 PAR VALUE
                 CAPITAL STOCK

CLASS NAME       AUTHORIZED
Class A Shares       750,000,000
Class B Shares       500,000,000
Class C Shares       500,000,000
TOTAL            1,750,000,000


Transactions in capital stock were as follows:


                                                   SIX MONTHS ENDED                     YEAR ENDED
                                                    APRIL 30, 1999                    OCTOBER 31, 1998

CLASS A SHARES:                                 SHARES          AMOUNT            SHARES           AMOUNT
Shares sold                                  1,664,638       $  31,628,537      3,542,424       $  67,544,429
Shares issued to shareholders in payment
of distributions declared                      548,641          10,187,168      1,276,278          23,272,273
Shares redeemed                             (1,454,417)        (27,585,508)    (2,526,870)        (48,035,912)
NET CHANGE RESULTING FROM CLASS A

SHARE TRANSACTIONS                             758,862       $  14,230,197      2,291,832       $  42,780,790


                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                    APRIL 30, 1999                     OCTOBER 31, 1998

CLASS B SHARES:                                SHARES           AMOUNT             SHARES           AMOUNT
Shares sold                                    784,613       $  14,859,161      1,213,089       $  23,170,632
Shares issued to shareholders in payment
of distributions declared                       78,122           1,449,849         54,776             999,932
Shares redeemed                               (182,791)         (3,483,129)      (107,363)         (2,039,916)
NET CHANGE RESULTING FROM CLASS B

SHARE TRANSACTIONS                             679,944       $  12,825,881      1,160,502       $  22,130,648


                                                    SIX MONTHS ENDED                      YEAR ENDED
                                                    APRIL 30, 1999                     OCTOBER 31, 1998

CLASS C SHARES:                               SHARES            AMOUNT             SHARES           AMOUNT
Shares sold                                    381,620       $   7,221,734        520,556       $   9,954,308
Shares issued to shareholders in payment
of distributions declared                       34,086             631,513         12,508             227,564
Shares redeemed                                (89,312)         (1,707,637)       (46,910)           (901,306)
NET CHANGE RESULTING FROM CLASS C

SHARE TRANSACTIONS                             326,394       $   6,145,610        486,154       $   9,280,566
NET CHANGE RESULTING FROM SHARE
TRANSACTIONS                                 1,765,200       $  33,201,688      3,938,488       $  74,192,004


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.5% of the gross income of the Fund, excluding capital gains or losses.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses of the average daily net assets of each class as follows:


                   PERCENTAGE OF
                   AVERAGE DAILY

SHARE CLASS NAME   NET ASSETS OF CLASS

Class A Shares     0.25%
Class B Shares     0.75%
Class C Shares     0.75%


For the period ended April 30, 1999, Class A Shares did not incur a distribution service fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1999, were as follows:


Purchases   $   75,479,262
Sales       $   52,429,891


YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]
 Federated

 World-Class Investment Manager

 SEMI-ANNUAL REPORT
 AS OF APRIL 30, 1999

Federated Stock and Bond Fund, Inc.

Incorporated 1934

SEMI-ANNUAL REPORT

 [Graphic]
 Federated

 Federated Stock and Bond Fund, Inc.
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307
8080105 (6/99)

 [Graphic]